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                                                                    EXHIBIT 99.1
                               BUDGET GROUP, INC.
                                     PROXY
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
             SPECIAL MEETING OF STOCKHOLDERS ON             , 1998

     The undersigned hereby appoints SANFORD MILLER and JOHN P. KENNEDY, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Budget Group, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Special
Meeting") to be held on         ,         , 1998, beginning at    local time at
the Company's offices at 125 Basin Street, Suite 210, Daytona Beach, Florida 32114, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

   Proposal No. 1. To approve the Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Budget Class A Common Stock available for grant to 70,000,000 shares.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   Proposal No. 2. To approve the Plan Incentive Amendment to increase the maximum number of shares of Common Stock that may be made subject to option grants under the 1994 Incentive Stock Option Plan to 3,500,000 shares.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   Proposal No. 3. To approve the Directors' Plan Amendment to increase the maximum number of shares of Budget Class A Common Stock that may be made subject to option grants under the 1994 Directors' Stock Option Plan to 300,000 shares.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

            THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

                  (continued and to be signed on reverse side)

                          (continued from other side)

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE SPECIAL MEETING FOR ACTION TO BE TAKEN THEREUNDER, THIS PROXY WILL BE VOTED ON SUCH MATTERS BY THE PERSONS NAMED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                                                 Date:                    , 1998
                                                   -------------------------

                                                 -------------------------------
                                                           (Signature)

                                                 -------------------------------
                                                           (Signature)

                                                 -------------------------------
                                                            (Name(s))

                                                    Please sign exactly as your
                                                 name or names appear hereon.
                                                 Where more than one owner is
                                                 shown above, each should sign.
                                                 When signing in a fiduciary or
                                                 representative capacity, please
                                                 give full title. If this Proxy
                                                 is submitted by a corporation,
                                                 limited liability company or
                                                 partnership, it should be
                                                 executed in the full entity
                                                 name by a duly authorized
                                                 officer, member or partner, as
                                                 the case may be.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
 ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND
  THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY
                              RETURNED YOUR PROXY.